J.P. Morgan Funds
Supplement dated September 22, 1998, to the following Statement of Additional Information:

J.P. Morgan Emerging Markets Debt Fund, dated March 2, 1998

The fourth paragraph under the heading "Primary Investments" will be replaced with the following:

         The Fund may invest without limit in fixed income securities rated below investment grade by one or more internationally recognized rating agencies such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or in unrated securities determined to be of comparable credit quality by the Advisor. These below investment grade securities may include obligations of sovereign and corporate issuers. Below investment grade obligations, commonly called "junk bonds," are considered speculative and include obligations that are unrated or in default.


The  second   paragraph   under  the  heading   "Quality   and   Diversification
Requirements" is being replaced with the following:

         The higher total return sought by the Fund is generally obtainable from high yield risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Fund may invest in securities that are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities which, in the opinion of the Advisor, offer comparable yields and risks to the rated securities in which the Fund may invest.